UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2015

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	000-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the Form 8-K for Date of Report May 26, 2016 is being filed to correct the Exhibit 10.1 through Exhibit 10.4.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously reported on Form 8-K filed with the SEC on May 5, 2015, at the April 30, 2015 United Community Financial Corp. (“UCFC” or the “Company”) 2015 Annual Meeting of Shareholders (the “Annual Meeting”) UCFC’s shareholders approved the UCFC’s 2015 Long Term Incentive Plan (the “2015 Plan”). Also on April 30, 2015, after the shareholders’ approval of the 2015 Plan at the Annual Meeting, UCFC’s Board of Directors approved and adopted the 2015 Plan. The purpose of the 2015 Plan is to provide a means through which UCFC may attract and retain employees and non-employee directors, to provide incentives that align their interests with those of UCFC’s shareholders and to promote the success of UCFC’s business. All of UCFC’s employees and non-employee directors are eligible to participate in the 2015 Plan. The 2015 Plan is administered by the Board of Directors’ Compensation Committee.

On May 26, 2015, the Compensation Committee and the Board of Directors of UCFC approved (i) both annual incentive and long-term incentive awards to executive officers under the 2015 Plan, and (ii) further documentation in the form of grant agreements for the grants of annual incentive and long-term incentive awards made in 2014 to executive officers under the Amended and Restated United Community Financial Corp. 2007 Long-Term Incentive Plan (the “2007 Plan”). For the Company’s prior disclosure regarding the 2014 grants, both annual incentive, referred to in the prior disclosure as the “Executive Incentive Plan”, and long-term incentive, referred to in the prior disclosure as “Long-Term Incentive Plan”, please refer to the Company’s Form 8-Ks filed with the SEC on January 27, 2014 and September 29, 2014. The form of 2014 grant agreements approved by the Compensation Committee and the Board of Directors for prior awards made in 2014 pursuant to the 2007 Plan were approved to further document and clarify the 2014 awards related to the calculation of base salary and vesting in the event of retirement, death, or disability and termination without cause or for good reason. Each of Matthew T. Garrity, Jude J. Nohra and Timothy W. Esson will enter into with the Company both a 2014 Performance Share Units Grant Agreement and a 2014 Annual Incentive Award Grant Agreement, dated January 21, 2014 (the date upon which the awards were made), and with respect to Gary M. Small, April 1, 2014 (the date upon which Mr. Small began his employment with the Company), the forms of both are attached hereto as Exhibit 10.3 and 10.4, respectively.

On May 26, 2015, Messrs. Small, Garrity, Nohra and Esson were granted both long-term incentive and annual incentive awards pursuant to the 2015 Plan. To document those awards the Company will enter into both a 2015 Performance Share Units Grant Agreement and a 2015 Annual Incentive Award Grant Agreement with each of Messrs. Small, Garrity, Nohra and Esson, the forms of both are attached hereto as Exhibit 10.1 and 10.2, respectively. Under a 2015 Annual Incentive Award Grant Agreement (the “Annual Agreement”) the “Target Award” for Mr. Small is $200,000, for Mr. Garrity $96,820, for Mr. Nohra $95,996 and for Mr. Esson $84,000. If earned, depending on continued service and Company performance, eighty percent (80%) of the award will be paid in cash and twenty percent (20%) of the award will be paid in Restricted Common Shares (the number of which will be determined based upon the fair market value of the Company’s Common Shares on the date determined by the Compensation Committee following certification of performance results by the Compensation Committee). The Restricted Common Shares are subject to forfeiture based on continued service over a three year period, so that the restricted shares will vest (no longer be subject to risk of forfeiture) equally over three years, beginning on the first anniversary of the date in 2016 on which the Compensation Committee certified performance results. The calculation of the award earned in the 2015 fiscal year performance period is determined by actual Company performance against target performance in seven performance measures (weighted between 10-30%) as set forth in the Annual Agreement.

Under a 2015 Long Performance Share Units Grant Agreement (the “Long Term Agreement”) Mr. Small was granted 18,349 Performance Share Units, Mr. Garrity was granted 8,883 Performance Share Units, Mr. Nohra was granted 8,807 Performance Share Units and Mr. Esson was granted 7,706 Performance Share Units. The Performance Share Units granted to each were granted at a target level and depending on Company performance the

Long Term Agreement provides for a potential payout at 150% of the target level. The Long Term Agreements provide potential long term incentive compensation based on Company performance over a three year performance period ending on December 31, 2017. Each Performance Shares Unit represents the right to receive one Company Common Share. The Common Shares that may be earned depend on continued service through the Compensation Committee certification date shortly after the performance period and will be determined based on the average base compensation over the performance period and on Company performance in three separate measures: (i) return on equity versus peer group performance - 33%; (ii) three year cumulative net income versus annual budgeted net income over each of the three years – 33%; and (iii) total shareholder return versus peer group performance – 34%.

The summaries of the 2015 Performance Share Units Grant Agreement, 2015 Annual Incentive Award Grant Agreement, 2014 Performance Share Units Grant Agreement and the 2014 Annual Incentive Award Grant Agreement are qualified in their entirety by reference to the a copy of each which is attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of 2015 Performance Share Units Grant Agreement

10.2	Form of 2015 Annual Incentive Award Grant Agreement

10.3	Form of 2014 Performance Share Units Grant Agreement

10.4	Form of 2014 Annual Incentive Award Grant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

By:	/s/ Jude J. Nohra
Jude J. Nohra General Counsel & Secretary

Date: June 11, 2015

Exhibit Index

Exhibit No.	Description

10.1	Form of 2015 Performance Share Units Grant Agreement

10.2	Form of 2015 Annual Incentive Award Grant Agreement

10.3	Form of 2014 Performance Share Units Grant Agreement

10.4	Form of 2014 Annual Incentive Award Grant Agreement